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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: February 6, 2006



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

     Atwood Oceanics, Inc. (collectively with its subsidiaries, the "Company") announced today that its wholly owned subsidiary, Atwood Oceanics Pacific Limited ("AOPL"), has executed a letter of intent with Keppel AmFELS, Inc. for the construction of a mobile self-elevating LeTourneau SUPER 116 Jack-up. In conjunction therewith, AOPL has also secured an option to purchase from LeTourneau, Inc. a SUPER 116 KIT and license which will be required for the construction of the new rig. At this time, AOPL retains the right to enhance the "base" SUPER 116 design to possibly the "enhanced" version of SUPER 116. Enhancements which are under consideration include, but are not limited to, increasing the cantilever capability, quarters capacity, variable deck load and mud system and tanks capacities. If constructed, the new rig will be an ultra-premium class jack-up, suited for operations throughout most of the world.

     The new rig would be constructed at the Keppel AmFELS yard in Brownsville, Texas, and delivery is expected to occur no later than September 30, 2008. AOPL estimates the total cost of construction (including administrative and overhead costs and capitalized interest) would be between $150 million to $160 million, depending upon the possible enhancements, and subject to any additional modifications which would be addressed via change orders. The new rig will be financed from expected cash on hand balances and, if necessary, through the use of existing sources of credit.

     The construction of the new rig is subject to execution of customary definitive agreements with Keppel AmFELS and LeTourneau. The new rig is not presently under contract and upon delivery, becomes the ninth Company-owned mobile offshore drilling unit. A copy of the press release is attached to this report as Exhibit 99.1.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with a possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS

(c)      99.1     Press Release dated February 6, 2006

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ATWOOD OCEANICS, INC.
                               (Registrant)

                               /s/ James M. Holland
                               James M. Holland
                               Senior Vice President

                               DATE: February 6, 2006

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                                  EXHIBIT 99.1

              ATWOOD OCEANICS ANNOUNCES ITS INTENTION TO CONSTRUCT
                    A NEWBUILD LETOURNEAU SUPER 116 JACK-UP

Houston, Texas
6 February 2006

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that its wholly owned subsidiary, Atwood Oceanics Pacific Limited ("AOPL"), has executed a letter of intent with Keppel AmFELS, Inc. for the construction of a mobile self-elevating LeTourneau SUPER 116 Jack-up. In conjunction therewith, AOPL has also secured an option to purchase from LeTourneau, Inc. a SUPER 116 KIT and license which will be required for the construction of the new rig. At this time, AOPL retains the right to enhance the "base" SUPER 116 design to possibly the "enhanced" version of SUPER 116. Enhancements which are under consideration include, but are not limited to, increasing the cantilever capability, quarters capacity, variable deck load and mud system and tanks capacities. If constructed, the new rig will be an ultra-premium class jack-up, suited for operations throughout most of the world.

     The new rig would be constructed at the Keppel AmFELS yard in Brownsville, Texas, and delivery is expected to occur no later than September 30, 2008. AOPL estimates the total cost of construction (including administrative and overhead costs and capitalized interest) would be between $150 million to $160 million, depending upon the possible enhancements, and subject to any additional modifications which would be addressed via change orders. The new rig will be financed from expected cash on hand balances and, if necessary, through the use of existing sources of credit.

     The construction of the new rig is subject to execution of customary definitive agreements with Keppel AmFELS and LeTourneau. The new rig is not presently under contract and upon delivery, becomes the ninth mobile offshore drilling unit owned by Atwood Oceanics, Inc. and its subsidiaries (collectively, the "Company").

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with a possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.

                                                     Contact:  Jim Holland
                                                            (281) 749-7804



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